UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

Invitae Corporation

(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	*

*

On February 21, 2024, the New York Stock Exchange (“NYSE”) filed a Form 25 relating to the delisting from the NYSE of the Company’s common stock. The delisting became effective on March 2, 2024. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective for 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. Upon deregistration of the Company’s common stock under Section 12(b) of the Exchange Act, the Company’s common stock will remain registered under Section 12(g) of the Exchange Act. The Company’s common stock will continue to trade on the OTC Pink market under the symbol “NVTAQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

As previously disclosed, on February 13, 2024, Invitae Corporation (the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Company Parties”) filed voluntary petitions to commence proceedings under Chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (such court, the “Court” and such cases, the “Cases”).

On May 1, 2024, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Laboratory Corporation of America Holdings (“Labcorp”), solely in its capacity as guarantor, and with Labcorp Genetics Inc. (the “Purchaser”), an affiliate of Labcorp, as purchaser, as a result of the Purchaser being selected as the successful bidder in an auction authorized by the Court pursuant to, inter alia, sections 105, 363, and 365 of the United States Bankruptcy Code. On April 10, 2024, the Purchaser submitted a bid to purchase certain assets of the Company and its subsidiaries (the “Business”) in accordance with the bidding procedures approved by the Court. An auction was subsequently conducted on April 17, 2024, and April 24, 2024, pursuant to which the Purchaser was deemed to be the successful bidder.

Pursuant to the Asset Purchase Agreement, the Company will sell the Business for a cash purchase price of $239,000,000 (the “Purchase Price”) and the Purchaser will assume certain liabilities of the Business. As per the terms of the transaction, the Purchaser will be responsible for the payment of the Assumed Cure Costs (as defined in the Asset Purchase Agreement) in respect of the assigned contracts that are part of the Business. The transaction is subject to approval by the Court and compliance with agreed upon and Court-approved conditions.

Pursuant to the terms of the Asset Purchase Agreement, the Purchaser deposited $23,900,000 (such amount, the “Deposit”) into escrow with KCC LLC, which acted as the escrow agent, as a deposit against the Purchase Price.

The Asset Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and designated state transaction notification laws; (ii) the accuracy of representations and warranties of the parties; (iii) the entry of an order approving the Asset Purchase Agreement and the transactions therein by the Court; (iv) compliance in all material respects with the obligations of the parties set forth in the Asset Purchase Agreement; and (v) no Material Adverse Effect (as defined in the Asset Purchase Agreement) having occurred.

The Asset Purchase Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; (ii) by either party, (a) if a court competent jurisdiction issues a final, binding and non-appealable order preventing the transactions contemplated by the Asset Purchase Agreement from being consummated, (b) for certain material breaches by the other party of its representations and warranties or covenants in the Asset Purchase Agreement that remain uncured, (c) if the closing has not occurred by September 3, 2024, as such date may be extended in accordance with the Asset Purchase Agreement, or (d) if the Company enters into, the Court approves and the Company consummates an Alternative Transaction (as defined in the Asset Purchase Agreement) with one or more persons other than the Purchaser; (iii) by the Company, if (a) the Purchaser does not complete the closing by the second business day following satisfaction or waiver of all closing conditions (other than conditions that by their nature are to be satisfied at the closing) or (b) continuing with the transaction has been determined by the Company or its board of directors to be contrary to its fiduciary duties; or (iv) by the Purchaser, if (a) the Company does not complete the closing by the second business day following satisfaction or waiver of all closing conditions (other than conditions that by their nature are to be satisfied at the closing) or (b) the Purchaser is not designated as the successful bidder or backup bidder in connection with the Court-approved bidding procedures.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein. The representations and warranties contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Current Report. Accordingly, you should not rely upon the representations and warranties in the Asset Purchase Agreement as statements of factual information.

Item 7.01.	Regulation FD Disclosure.

On April 30, 2024, the Company filed with the Court its consolidated monthly operating report for the period ended March 31, 2024 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report, monthly operating reports filed on behalf of each of the other Company Parties, and other filings with the Court related to the Chapter 11 Cases may be available online at www.kccllc.net/invitae. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities (including, without limitation, the Company’s common stock, $0.0001 par value per share (“Common Stock”)) during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Cases. The Company expects that holders of its Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Cases.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the sale of the Business. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: risks and uncertainties regarding the Company’s ability to successfully consummate and complete a plan under Chapter 11 of title 11 of the United States Bankruptcy Code or any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued, including the asset sales and wind down of operations; the Company’s ability to continue operating in the ordinary course while the Cases are pending; potential adverse effects of the Cases on the Company’s business, financial condition, liquidity and results of operations; the Company’s ability to obtain timely approval by the Court with respect to motions filed in the Cases; objections to other pleadings filed with the Court that could protract the Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Cases; the Company’s ability to improve its liquidity and to address its debt service obligations through the chapter 11 process; the Company’s ability to effectively implement its strategic initiatives; the Company’s liquidity needs to operate its business and execute its strategy, and related use of cash; the Company’s ability to maintain relationships with suppliers, customers, employees, regulatory authorities and other third parties as a result of the Cases; the effects of the Cases on the Company and on the interests of various constituents, including holders of the Common Stock; the Court’s rulings in the Cases, including approvals related to the terms and conditions of any plan under Chapter 11 of title 11 of the United States Bankruptcy Code, the Asset Purchase Agreement with Labcorp and the Purchaser and the outcome of the Cases, generally; the length of time that the Company will operate under the protection provided by Chapter 11 of title 11 of the United States Bankruptcy Code and the continued availability of operating capital during the pendency of the Cases; risks associated with third-party motions in the Cases, which may interfere with the Company’s ability to consummate a plan under Chapter 11 of title 11 of the United States Bankruptcy Code or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a bankruptcy process; the Company’s public securities’ potential liquidity and trading; any impact resulting from the delisting of the Common Stock from the New York Stock Exchange and trading instead on the OTC Pink Marketplace; and the other risks and uncertainties disclosed in the Company’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. Additionally, there can be no assurances that the sale of the Business will receive regulatory approval or that any sale will be successfully consummated. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Asset Purchase Agreement, dated as of May 1, 2024, by and among Invitae Corporation, Labcorp Genetics Inc. and Laboratory Corporation of America Holdings.

99.1	Monthly Operating Report of Invitae Corporation for the period ended March 31, 2024 filed with the U.S. Bankruptcy Court for the District of New Jersey.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the Company may request confidential treatment for any such schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2024

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel